Exhibit 32



      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report on Form 10-QSB of MaxxZone.com, Inc. (the "Company") for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Roland Becker, Chief Executive Officer and Chief Financial Officer Committee Chairman of the Company, certify, pursuant to 18 U.S.C. 1350, that:

     (1)  The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of
1934; and

     (2) The Information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.



                               By: /s/ Roland Becker
                                   -------------------------
                                   Roland Becker
                                   Chief Executive Officer
                                   and Chief Financial
                                   Officer Committee Chairman